Exhibit 23



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our report, included in this Form 10-K, into the Company's previously filed Registration Statements, File Numbers 33-71130, 33-15868, 33-63059, and 33-17451.



                                                      ARTHUR ANDERSEN LLP



Minneapolis, Minnesota,
   March 7, 1997